Summary Prospectus Supplement	December 12, 2018

Putnam VT Global Health Care Fund
Summary Prospectus dated April 30, 2018

The section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Samuel Cox, Co-Director of Equity Research, portfolio manager of the fund since 2016

Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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